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                                      SECURITIES AND EXCHANGE COMMISSION

                                             WASHINGTON, D.C. 20549


                                            --------------------------



                                                     FORM 8-K



                                                  CURRENT REPORT
                                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934


                                          DATE OF REPORT: OCTOBER 14, 2003



                                                CENTURY BANCORP, INC.
                               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              MASSACHUSETTS                         ______
     (STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NO.)                      04-2498617
              INCORPORATION)                        0-15752                  (IRS EMPLOYER IDENTIFICATION NO.)

            400 MYSTIC AVENUE                                                               02155
               MEDFORD, MA                                                               (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                                  (781) 391-4000
                                          (REGISTRANT'S TELEPHONE NUMBER,
                                                INCLUDING AREA CODE)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     Century Bancorp, Inc. press release dated October 14, 2003 for the quarter ended September 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is furnished under Item 12 - "Results of Operations and Financial Condition" and such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

     On October 14, 2003, Century Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing third quarter 2003 earnings.




                                  SIGNATURES

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTURY BANCORP, INC.



                                       /s/Paul V. Cusick, Jr.
                                       ------------------------------
                                       Paul V. Cusick, Jr.
                                       Chief Financial Officer

Dated: October 15, 2003

                                                                   Exhibit 99.1


[GRAPHIC OMITTED]

NEWS RELEASE


FOR IMMEDIATE RELEASE

Contact:  Paul V. Cusick, Jr.

Phone:    (781) 393-4601

Fax:      (781) 393-4071



              CENTURY BANCORP, INC. REPORTS THIRD QUARTER RESULTS
                       AND INCREASES QUARTERLY DIVIDEND

MEDFORD, MA, OCTOBER 14, 2003---Century Bancorp Inc. (NASDAQ:CNBKA) () ("the Company") today announced net income of $3,197,000, or $0.58 per share diluted, for the third quarter ended September 30, 2003, compared to net income of $3,403,000, or $0.61 per share diluted, for the third quarter of 2002. For the first nine months of 2003, net income totaled $8,481,000 or $1.53 per share diluted, compared to $10,043,000, or $1.82 per share diluted, for the same period a year ago. Included in income for the first nine months of 2003 is the previously announced net tax charge of $1,183,000 associated with the Real Estate Investment Trust ("REIT") settlement. This change was the result of an agreement with the Massachusetts Department of Revenue ("DOR") settling a dispute related to taxes that the DOR claimed were owed from the Company's REIT.

At September 30, 2003, total equity capital was $103.8 million compared to $97.3 million at September 30, 2002. Century's leverage ratio stood at 7.69% on September 30, 2003, compared to 8.59% for the same period a year ago. Book value as of September 30, 2003 was $18.80 per share compared to $17.64 for the same period last year.

Century's allowance for loan losses was $9.0 million, or 1.80% of loans outstanding at the end of the third quarter, compared to $8.2 million, or 1.61% of loans outstanding at September 30, 2002. Non-accruing loans totaled $3.0 million at September 30, 2003, compared to $1.0 million at the end of the previous quarter and $0.7 million at September 30, 2002.


                                   --more --

Net interest income totaled $34.4 million for the nine months ended September 30, 2003, versus $34.2 million for the same period in 2002. The 0.6% increase in net interest income for the year-to-date is mainly due to a 23.8% increase in the average balances of earning assets, combined with a similar increase in deposits and borrowed funds. The increase in volume was mainly the result of an acquisition of $192.7 million of deposits from Capital Crossing Bank during the first quarter of 2003. This increase in volume was mostly offset by a seventy-two basis point decrease in the net interest margin. The decrease in the net interest margin was mainly attributable to assets continuing to reprice at historically low levels without a corresponding decrease in rates paid on deposits.

Century's Board of Directors voted to increase the regular quarterly dividend from 11.00 cents ($0.11) per share to 12.00 cents ($0.12) per share on Century Class A common stock, and from 5.50 cents ($0.0550) per share to $6.00 cents ($0.0600) per share on Century Class B common stock. The dividends were declared payable November 14, 2003 to stockholders of record on October 31, 2003.

Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-one full-service branches in the Greater Boston area, offers a full range of Business, Personal, Cash Management, Municipal and Investment products.

Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.

This press release contains certain "forward-looking statements" with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition
September 30, 2003 and 2002   (000's)
                                                                        September 30,          September 30,
Assets                                                                      2003                   2002
------                                                               ------------------     ------------------
Cash and Due From Banks                                                        $52,257                $65,475
Federal Funds Sold and Interest-bearing Deposits In Other Banks                     18                  3,514

Securities Available-For-Sale (AFS)                                            788,205                650,693

Securities Held-to-Maturity                                                    183,764                123,225

Loans:
 Commercial & Industrial                                                        40,889                 53,698
 Construction & Land Development                                                40,457                 48,820
 Commercial Real Estate                                                        278,484                268,671
 Residential Real Estate                                                        87,526                 94,990
 Consumer and Other                                                              7,522                  8,225
 Home Equity                                                                    47,418                 37,557
                                                                     ------------------     ------------------

  Total Loans                                                                  502,296                511,961
  Less: Allowance for Loan Losses                                                9,026                  8,224
                                                                     ------------------     ------------------

  Net Loans                                                                    493,270                503,737

Bank Premises and Equipment                                                     18,317                 12,138
Accrued Interest Receivable                                                      8,706                  9,195
Goodwill                                                                         2,717                  2,717
Core Deposit Intangible                                                          3,319                     17
Other Assets                                                                    19,779                 13,012
                                                                     ------------------     ------------------

   Total Assets                                                             $1,570,352             $1,383,723
                                                                     ==================     ==================

Liabilities
-----------
Demand Deposits                                                               $269,779               $248,165

Interest Bearing Deposits:
 Savings and NOW Deposits                                                      286,264                255,171
 Money Market Accounts                                                         429,220                306,669
 Time Deposits                                                                 228,264                192,549
                                                                     ------------------     ------------------

  Total Interest Bearing                                                       943,748                754,389
                                                                     ------------------     ------------------

   Total Deposits                                                            1,213,527              1,002,554

Borrowed Funds:
 Securities Sold Under Agreements to Repurchase                                 49,010                 58,040
 Federal Home Loan Bank Advances and Other                                     164,494                170,403
                                                                     ------------------     ------------------

  Total Borrowed Funds                                                         213,504                228,443

 Other Liabilities                                                              10,768                 26,652
 Long Term Debt                                                                 28,750                 28,750
                                                                     ------------------     ------------------

 Total Liabilities                                                           1,466,549              1,286,399

Stockholders' Equity
--------------------
Common Stock                                                                     5,952                  5,949
Additional Paid-In Capital                                                      11,175                 11,122


Retained Earnings                                                               88,764                 78,784
Treasury Stock                                                                  (5,982)                (5,982)
Accumulated Other Comprehensive Income, Net of Taxes                             3,894                  7,451
                                                                     ------------------     ------------------

 Total Stockholders' Equity                                                    103,803                 97,324
                                                                     ------------------     ------------------

   Total Liabilities & Stockholders' Equity                                  $1,570,352             $1,383,723
                                                                     ==================     ==================


Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income
For the Quarter and Year-to-date ending
September 30, 2003 and 2002  (000's)
       (unaudited)
                                                                             Quarter                    Year-to-date
                                                                    ------------------------    -------------------------
                                                                       2003          2002           2003         2002
                                                                    ------------------------    -------------------------

Interest Income:
 Loans                                                                  $8,150       $9,168         $25,070      $26,684
 Securities Held-to-Maturity                                             1,780        1,759           5,103        5,543
 Securities Available-for-Sale                                           6,921        6,920          22,315       19,909
 Federal Funds Sold and Interest-bearing Deposits In Other Banks           111          243             323          522
                                                                    ------------  ----------    ------------  -----------

  Total Interest Income                                                16,962        18,090          52,811       52,658

Interest Expense:
 Savings and NOW Deposits                                                 592           869           2,017        2,353
 Money Market Accounts                                                  1,222         1,293           3,933        3,488
 Time Deposits                                                          1,920         1,765           5,641        5,204
 Securities Sold Under Agreements to Repurchase                           105           167             369          541
 FHLB Borrowings, Other Borrowed Funds and Long Term Debt               2,041         2,438           6,442        6,839
                                                                    ------------  ----------    ------------  -----------

  Total Interest Expense                                                5,880         6,532          18,402       18,425
                                                                    ------------  ----------    ------------  -----------

  Net Interest Income                                                  11,082        11,558          34,409       34,233

   Provision For Loan Losses                                               0            300             450          900
                                                                    ------------  ----------    ------------  -----------

  Net Interest Income After
   Provision for Loan Losses                                           11,082        11,258          33,959       33,333

Other Operating Income
 Service Charges on Deposit Accounts                                     1,202        1,096           3,548        3,286
 Lockbox Fees                                                              733          787           2,451        2,646
 Brokerage Commissions                                                     140          285             402          872
 Other Income                                                              267          292             753        1,083
                                                                    ------------  ----------    ------------  -----------

  Total Other Operating Income                                           2,342        2,460           7,154        7,887

Operating Expenses
 Salaries                                                                4,114        4,460          12,548       12,932
 Employee Benefits                                                       1,245          966           3,851        3,113
 Occupancy                                                                 626          562           1,927        1,661
 Equipment                                                                 445          563           1,226        1,640
 Other                                                                   1,858        1,848           6,070        6,065
                                                                    ------------  ----------    ------------  -----------

  Total Operating Expenses                                               8,288        8,399          25,622       25,411
                                                                    ------------  ----------    ------------  -----------

   Income Before Income Taxes                                            5,136        5,319          15,491       15,809



Income Tax Expense
 Provision for Income Taxes                                              1,939        1,916           5,827        5,766
 Retroactive REIT Settlement                                                 0            0           1,183            0
                                                                    ------------  ----------    ------------  -----------

  Total Income Tax (Benefit) Expense                                     1,939        1,916           7,010        5,766

   Net Income                                                           $3,197       $3,403          $8,481      $10,043
                                                                    ============  ==========    ============  ===========






Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition
September 30, 2003 and 2002   (000's)
                                                                          September 30,         September 30,
Assets                                                                        2003                   2002
------                                                                 ------------------     -----------------
Cash and Due From Banks                                                          $59,392               $54,457
Federal Funds Sold and Interest-Bearing Deposits in Other Banks                   29,516                41,707

Securities Available-For-Sale (AFS)                                              793,337               538,765
Securities Held-to-Maturity                                                      152,133               129,621

  Total Loans                                                                    500,493               482,024
  Less: Allowance for Loan Losses                                                  8,877                 7,643
                                                                       ------------------     -----------------

  Net Loans                                                                      491,616               474,381

Bank Premises and Equipment                                                       15,318                11,728
Accrued Interest Receivable                                                        9,994                 9,222
Goodwill                                                                           2,714                 2,715
Core Deposit Intangible                                                            1,776                    91
Other Assets                                                                      25,235                20,136
                                                                       ------------------     -----------------

   Total Assets                                                                1,581,031            $1,282,823
                                                                       ==================     =================

Liabilities
-----------
Demand Deposits                                                                 $262,768              $220,272

Interest Bearing Deposits:
 Savings and NOW Deposits                                                        348,206               237,026
 Money Market Accounts                                                           389,611               243,651
 Time Deposits                                                                   241,364               198,689
                                                                       ------------------     -----------------
  Total Interest Bearing                                                         979,181               679,366
                                                                       ------------------     -----------------

   Total Deposits                                                              1,241,949               899,638

Borrowed Funds:
 Securities Sold Under Agreements to Repurchase                                   53,497                65,959
 Federal Home Loan Bank Advances and Other                                       138,211               145,004
                                                                       ------------------     -----------------

  Total Borrowed Funds                                                           191,708               210,963

 Other Liabilities                                                                18,070                17,029
 Long Term Debt                                                                   28,750                28,750
                                                                       ------------------     -----------------



 Total Liabilities                                                             1,480,477             1,156,380

Stockholders' Equity
--------------------
Common Stock                                                                       5,950                 5,947
Additional Paid-In Capital                                                        11,139                11,099
Retained Earnings                                                                 84,740                73,106
Treasury Stock                                                                    (5,982)               (5,982)
Accumulated Other Comprehensive Income, Net of Taxes                               4,707                 3,407
                                                                       ------------------     -----------------

 Total Stockholders' Equity                                                      100,554                87,577
                                                                       ------------------     -----------------

   Total Liabilities & Stockholders' Equity                                   $1,581,031            $1,243,957
                                                                       ==================     =================


Total Average Earning Assets - YTD                                            $1,475,479            $1,192,117
                                                                       ==================     =================
Total Average Earning Assets - QTD                                            $1,496,806            $1,263,943
                                                                       ==================     =================






Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information
September 30, 2003 and 2002  (000's)

                                                                             2003                   2002
                                                                       ------------------     ------------------

PERFORMANCE MEASURES:

Earnings per average share, basic, quarter                                         $0.58                  $0.62
Earnings per average share, diluted, quarter                                       $0.58                  $0.61
Earnings per average share, basic , year-to-date                                   $1.54                  $1.82
Earnings per average share, diluted, year-to-date                                  $1.53                  $1.82
Return on average assets, year-to-date                                             0.72%                  1.05%
Return on average stockholders' equity, year-to-date                              11.28%                 14.88%
Net interest margin (taxable equivalent), year-to-date                             3.11%                  3.83%
Efficiency ratio, year-to-date                                                     61.2%                  60.3%
Book value per share                                                              $18.80                 $17.64
Tangible book value per share                                                     $17.71                 $17.14
Tangible capital / tangible assets                                                 6.25%                  6.85%


Common Share Data:
 Average shares outstanding, basic, quarter                                    5,520,025              5,517,400
 Average shares outstanding, basic, year-to-date                               5,518,587              5,516,317
 Average shares outstanding, diluted, quarter                                  5,553,470              5,537,009
 Average shares outstanding, diluted, year-to-date                             5,543,722              5,532,417

 Shares outstanding Class A                                                    3,405,688              3,396,870
 Shares outstanding Class B                                                    2,115,100              2,120,530
                                                                       ------------------     ------------------
  Total shares outstanding                                                     5,520,788              5,517,400
                                                                       ==================     ==================




ASSETS QUALITY AND OTHER DATA:

Allowance for loan losses / loans                                                  1.80%                  1.61%
Nonaccrual loans                                                                  $2,982                   $688
Nonperforming assets                                                              $2,982                   $688
Loans 90 days past due and still accruing                                            $98                     $0
Net (recoveries) charge-offs                                                       ($70)                 ($212)

Leverage ratio                                                                     7.69%                  8.59%
Tier 1 risk weighted capital ratio                                                17.23%                 17.30%
Total risk weighted capital ratio                                                 18.48%                 18.53%
Total risk weighted assets                                                      $711,207               $668,688

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